LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED APRIL 30, 2000

Seeking total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

KEMPER INTERNATIONAL
RESEARCH FUND

   "... Whereas previously the fund was limited to investing in stocks issued by companies located in Spain and Portugal, the new objective broadens the scope of investment opportunity to include most developed and emerging international markets. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
2
TERMS TO KNOW
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

ABOUT YOUR REPORT
THIS FUND BEGAN OPERATIONS ON FEBRUARY 14, 1990, AS THE CLOSED-END GROWTH FUND OF SPAIN. IT CONVERTED TO AN OPEN-END FUND AND EXCHANGED ITS SHARES FOR A SHARES ON DECEMBER 14, 1998. ON APRIL 6, 2000, THE FUND'S MANDATE WAS MODIFIED, ALLOWING FOR INVESTMENT BEYOND THE IBERIAN PENINSULA WHILE RESTRICTING PORTFOLIO HOLDINGS TO THE INVESTMENT ADVISOR'S TOP PICKS. THE FUND'S NAME THEN CHANGED ACCORDINGLY TO KEMPER INTERNATIONAL RESEARCH FUND. ALL CLASSES HAVE THE SAME UNDERLYING PORTFOLIO. PLEASE NOTE THAT RETURNS DEPICTED FOR CLASS A, B AND C SHARES PRIOR TO APRIL 6, 2000, ARE DERIVED FROM HISTORICAL PERFORMANCE OF THE FUND WHEN IT WAS LESS DIVERSIFIED, AND ALSO REFLECT PERFORMANCE OF THE CLOSED-END PORTFOLIO FROM FEBRUARY 14, 1990, TO DECEMBER 14, 1998, ADJUSTED FOR EXPENSE DIFFERENCES.

 KEMPER INTERNATIONAL RESEARCH FUND TOTAL RETURNS

 FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                  KEMPER INTERNATIONAL        KEMPER INTERNATIONAL       LIPPER EUROPEAN REGION
KEMPER INTERNATIONAL RESEARCH FUND CLASS A        RESEARCH FUND CLASS B       RESEARCH FUND CLASS C          FUNDS AVERAGE*
------------------------------------------        ---------------------       ---------------------      ----------------------
14.52%                                                  13.89%                      14.01%                      21.51%

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    4/30/00   10/31/99
 ..........................................................
    KEMPER INTERNATIONAL RESEARCH
    FUND CLASS A                     $15.49    $20.86
 ..........................................................
    KEMPER INTERNATIONAL RESEARCH
    FUND CLASS B                     $15.18    $20.67
 ..........................................................
    KEMPER INTERNATIONAL RESEARCH
    FUND CLASS C                     $15.20    $20.67
 ..........................................................

 KEMPER INTERNATIONAL RESEARCH FUND
 LIPPER RANKINGS AS OF 4/30/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER EUROPEAN REGION FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #115 of 151 funds     #122 of 151 funds     #121 of 151 funds
 ....................................................................................

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGE; IF SALES CHARGE HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW

BOTTOM-UP INVESTMENT STYLE An investment style that assesses the performance of individual companies before considering the impact of economic trends. The companies may be identified from research reports, stock screens or personal knowledge of the products and services. This approach, which is the opposite of "top-down" investing, assumes that individual companies can do well even if the industry as a whole may not be performing well.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

RESTRUCTURING Implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER,

As we enter summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.
  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation, and raised interest rates by half a percentage point (0.50%) accordingly on May 16. The Fed's move puts the benchmark federal funds rate at 6.5 percent, its highest level since February 1991, and the more symbolic discount rate at 6.0 percent.
  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show few signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats. Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.
  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.
  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.
  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.
  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich and can afford it. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. And new economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.
  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.
  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.
  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.



inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.
  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.
  Happily, financial markets got some better news along that front in late May and early June. A range of economic data, from retail sales to mortgage applications to the all-important employment report, began to point to somewhat softer economic growth. If the Fed believes that the economy is finally slowing in response to its tightening, the end of the rate hikes could be in sight. Markets certainly were willing to believe, and they staged a strong relief rally in late May and early June. While we don't expect a quick end to market volatility, a slowdown in growth would be most welcome, and would make the outlook for both stocks and bonds better for the remainder of the year.

Sincerely,

Scudder Kemper Investments Economics Group
THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[Jennifer Bloomfield]

JENNIFER BLOOMFIELD JOINED THE FIRM IN 1995 AND CURRENTLY SERVES AS STRATEGIST ON SCUDDER KEMPER'S INVESTMENT COMMITTEE. SHE HAS ALSO SERVED AS A RESEARCH ANALYST COVERING SOUTH EAST ASIAN COUNTRIES. JENNIFER HAS A TOTAL OF EIGHT YEARS OF INVESTMENT EXPERIENCE AND HOLDS A BACHELOR'S DEGREE FROM CORNELL UNIVERSITY.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

ON APRIL 10, 2000, SHAREHOLDERS APPROVED A PROPOSAL TO EXPAND THE INVESTMENT MANDATE OF GROWTH FUND OF SPAIN, RESULTING IN A MORE DIVERSIFIED AND ANALYST-DRIVEN PORTFOLIO. DURING THE SEMIANNUAL PERIOD, THE FUND'S MANAGEMENT TEAM OF ROUGHLY 20 ANALYSTS BEGAN THE EXCITING PROCESS OF RESTRUCTURING THE FUND ACCORDING TO ITS NEW MANDATE. FOLLOWING, TEAM COORDINATOR AND LEAD PORTFOLIO MANAGER JENNIFER BLOOMFIELD ADDRESSES THE TEAM'S STRATEGY FOR THE NEW FUND AND HER IMPRESSIONS OF THE FUND'S PAST AND ITS FUTURE.

Q     WHEN AND WHY WAS GROWTH FUND OF SPAIN TRANSFORMED INTO KEMPER
INTERNATIONAL RESEARCH FUND?

A     Growth Fund Of Spain officially became Kemper International Research Fund on April 6, 2000. The change was made primarily due to asset base instability. When the fund converted from the closed-end format to an open-end fund on December 14, 1998, the enthusiastic profit taking that followed -- despite a 2 percent redemption fee -- took its toll. Purchasing and maintaining stocks that would benefit shareholders became increasingly difficult. What's more, the fund's shrinking asset base resulted in disproportionately high expenses for shareholders.

  While the fund's investment objective remains absolutely the same -- to seek long-term capital appreciation primarily from international equity securities, or stocks -- its policy was greatly changed. Previously, the fund allowed investment only in companies based in the Iberian peninsula. After the conversion, we were given free rein to look for investment opportunities around the globe, except for the United States and Canada. A new, analyst-driven investment process is the foundation for this new freedom. It is our hope that by broadening portfolio diversification, we can help improve fund performance and attract new investors, which ultimately should help decrease fund expenses.

Q     WILL YOU PLEASE PROVIDE AN OVERVIEW OF FUND PERFORMANCE DURING THE PERIOD?

A     Because of the major changes to the fund's portfolio, measuring fund performance for the period as a whole is problematic. Comparing relative performance is even more difficult; no one benchmark provides an appropriate measure. It is important to consider the period as one of transition, and to evaluate performance accordingly.

  Fund performance was, overall, positive for the six months ended April 30, 2000. The fund gained 14.52 percent (Class A shares, unadjusted for any sales charges). However, from November 1, 1999, through March 31, 2000, during which the fund was invested solely in Spanish companies, the fund gained 13.55 percent (Class A shares, unadjusted for any sales charges). This compares with the benchmark IBEX 35, which returned 22.52 percent, during the same time period. The IBEX comprises the 35 most actively traded stocks in cash (pesetas), among the securities on the Joint Stock Exchange System, which comprises the four Spanish stock exchanges. The

PERFORMANCE UPDATE

fund also lagged its average peer in Lipper's European regional funds category, which was up 28.65 percent for the period.

  During that time, the market was driven almost entirely by strong moves in TMT (technology, media and telecommunications) stocks, while nearly all other sectors showed absolute declines -- most markedly, banks, retailers and food producers. Fund performance was hampered by an underweight (in comparison with the benchmark) in telecommunications stocks, which registered robust gains, especially in continental Europe. On balance, the portfolio was buoyed by exposure to yellow-page publisher TPI, stainless-steel manufacturer Acerinox and select utilities holdings. And even though the Spanish market had been rattled by inflation fears and liquidity woes, many Spanish companies continued to report healthy earnings.

  From April 1, 2000, through April 30, 2000, the fund was relatively flat, with a return of 0.85 percent (Class A shares, unadjusted for any sales charges). This compares with a marked loss of 5.67 percent for the fund's new benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East plus Emerging Markets Free Index, or MSCI EAFE+EMF index. There are roughly 45 countries included in this index, which tracks performance of stocks in Europe, Japan, the Pacific Rim, Latin America and other emerging markets, including Eastern Europe, the Middle East and Africa. The fund also proved more resilient than Lipper's average broad international fund, which lost 6.31 percent for the month.

Q     WILL YOU PLEASE PROVIDE AN OVERVIEW OF MANAGEMENT ACTIVITY THROUGHOUT THE
PERIOD?

A     Knowing that eventually we would be diversifying the portfolio out of
Spain, we prudently focused on highly liquid names and securities. When the liquidity requirement was met, we explored opportunities in many sectors, especially Spanish media companies. In general, these firms appear poised for growth as they embrace globalization, branching out not only into Latin America but into the United States as well, where the Spanish language is taking a significant foothold. Spanish communications conglomerate Telefonica de Espana, for example, which accounted for roughly one-quarter of the portfolio, was up sharply following an announcement that it would buy out minority holdings in its Latin American subsidiaries.

  In April, Growth Fund Of Spain officially became Kemper International Research Fund. We set about restructuring the fund according to its new objective and "bottom-up" investment strategy.

Q     HOW HAVE THE FUND'S OBJECTIVE AND INVESTMENT APPROACH CHANGED?

A     The fund continues to seek long-term capital appreciation, primarily through investments in equity securities, or stocks. Whereas previously the fund was limited to investing in stocks issued by companies located in Spain and Portugal, the new objective broadens the scope of investment opportunity to include most developed and emerging international markets. We use the fund's new benchmark index as a general guide for creating a portfolio that's thoroughly diversified geographically, rebalancing quarterly to reinstate regional neutrality.

  That said, the fund's investment approach is strictly "bottom up." By that we mean that it is research driven. A bottom-up approach entails thorough analysis of the fundamental strengths of each stock. Within any given region, the analysts' best ideas with the greatest upside potential are chosen for the portfolio. The portfolio does not use any regional rotation in order to target outperformance, but rather seeks to maintain regional neutrality in order to manage risk.

  Normally, the fund will invest at least 65 percent of its total assets in the common stocks of large foreign-based companies. In general, these will have a market capitalization of $1 billion or more. Other investments may include convertible or preferred stocks and investment-grade -- or high-quality -- bonds.

Q     HOW DO YOU CHOOSE INDIVIDUAL STOCKS IN WHICH TO INVEST?

A     Our research analysts examine each potential holding to determine which issuers have strong balance sheets and effective management in place, among other things. These may be companies that appear to offer the potential for sustainable above-average earnings growth or revenues, as well as those whose stock prices appear to be low with respect to other measures of their worth, such as price-to-earnings ratios.

  Analysts examine the economies and business climates in the countries in which companies are based, or where their products are sold. We're always looking for change and hoping to spot emerging trends that may hurt or benefit whole industries. Therefore, at any given time, we may favor securities from different countries and industries, although we do attempt to manage risk by limiting sector bets.

  Finally, analysts rank the stocks according to the stocks' projected upside potential. The analysts coordinate to ensure that the most

PERFORMANCE UPDATE

favorable stocks within a region or sector get the largest representation. The goal is to construct a portfolio roster of only the very best stocks, as determined by the entire international and emerging-markets analyst team.

Q     HOW WAS YOUR SELL DISCIPLINE PUT INTO EFFECT DURING THE TRANSITION
PROCESS?

A     Normally we will sell a stock when we believe that it has reached fair value, when there is a major change in its fundamentals or when other investments appear to offer better opportunities. We also will sell a stock to reduce our exposure to a geographic area or industry sector if we believe we have become too heavily weighted. In converting the portfolio, we sold off nearly all the previous holdings, retaining a 3 percent weighting in Spanish stocks as of, then end of.

Q     HOW HAVE THE MAJOR ECONOMIC TRENDS AND POLITICAL EVENTS THAT SHAPED THE
MARKETS THROUGHOUT THE PERIOD AFFECTED YOUR DECISIONS TO PURCHASE NEW STOCKS FOR THE PORTFOLIO?

A     Overall, Europe and Japan provided the greatest investment opportunities.
We believe that the market volatility, which outside the United States has affected Europe most acutely, will return to more normal levels and that the growing equity culture in both Europe and Japan should have an enormous impact on the profitability of companies there.

  In addition, in Europe we are seeing the emergence of several long-term trends that should provide a positive backdrop to the region's markets for years to come. Merger and acquisition activity is increasing, governments are making meaningful strides toward deregulation, and individual companies are becoming more innovative, which should help drive earnings growth. Despite the likelihood of a continued rise in interest rates, we expect economic growth to remain strong.

  In Japan, the past 12 months have been extremely positive from a corporate perspective. Restructuring activity continues to thrive. Overall, while worry persists regarding Japan's progress on economic reform, many of the leading indicators appear to be headed in the right direction. We are very optimistic about a macroeconomic recovery in Japan, and we expect to see the return of higher levels of consumer confidence and more positive investor sentiment.

  Korea is the fund's only significant stake outside of Europe and Japan. While the process of corporate restructuring there is and has been painful, we believe that ultimately it will help to further edify the Korean economy, which has been among the fastest growing in Asia. We are very encouraged by the strength of investor demand and will look for selective opportunities to broaden our holdings there.

  As we mentioned earlier, the fund also invests in emerging markets; we will continue to look for opportunities in these growing and dynamic economies. We believe the strength of today's global economy will provide a distinct advantage to the emerging markets, which in some ways can be considered a leveraged play on global growth.

Q     WHAT ARE YOUR EXPECTATIONS FOR THE INVESTMENT ENVIRONMENT IN THE NEAR
FUTURE?

A     In the markets of the recent past, a rising tide carried all boats. The gains of a single stock could benefit an entire sector. By the end of the period, we were seeing downside momentum that was as fast and furious as the upside momentum had been. None of it had much to do with the strength of the companies themselves. It seems that investors may be starting to refocus on company fundamentals. In the near future, we believe that competitiveness will return to the markets and that there will be clear winners and losers as investors become more selective. Because our investment strategy favors individual stocks with strong fundamentals, we believe this shift should benefit the fund.

Q     DO YOU HAVE ANY CLOSING THOUGHTS FOR SHAREHOLDERS?

A     While risk is inherent in investing, it is our goal to manage it as much as possible via thorough research and a commitment to disciplined stock selection and sale. We've worked side by side with the members of Scudder Kemper Investments' quantitative research team for years, and we have great confidence that their experience and expertise will provide very fine ideas. We believe that our process of matching bottom-up research with regional neutrality and limited sector bets should provide greater and more consistent returns over time.

LARGEST HOLDINGS

KEMPER INTERNATIONAL RESEARCH FUND'S TOP 10 HOLDINGS*
Representing 25.7 percent of the fund's total investment portfolio on April 30, 2000.

             HOLDINGS                             COUNTRY                    PERCENT
------------------------------------------------------------------------------------
1.           VODAFONE AIRTOUCH PLC                United Kingdom               3.9%
------------------------------------------------------------------------------------
2.           NOKIA OYJ                            Finland                      3.7%
------------------------------------------------------------------------------------
3.           SAMSUNG ELECTRONICS                  Korea                        3.2%
------------------------------------------------------------------------------------
4.           FRANCE TELECOM S.A.                  France                       2.5%
------------------------------------------------------------------------------------
5.           ROYAL DUTCH PETROLEUM                Netherlands                  2.4%
------------------------------------------------------------------------------------
6.           LM ERICSON AB                        Sweden                       2.4%
------------------------------------------------------------------------------------
7.           SONERA OYJ                           Finland                      2.2%
------------------------------------------------------------------------------------
8.           DAIWA SECURITIES GROUP               Japan                        1.9%
------------------------------------------------------------------------------------
9.           TOTAL FINA                           Spain                        1.8%
             ELF S.A.
------------------------------------------------------------------------------------
10.          ROYAL & SUN ALLIANCE INSURANCE       United Kingdom               1.7%
             GROUP
------------------------------------------------------------------------------------

*REFERENCES TO PORTFOLIO HOLDINGS SHOULD NOT BE DEEMED A RECOMMENDATION. PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER INTERNATIONAL RESEARCH FUND
Portfolio of Investments at April 30, 2000 (unaudited)

                                                                                            PRINCIPAL
    SHORT-TERM NOTES--5.0%                                                                    AMOUNT        VALUE
                                       Federal Home Loan Bank, 5.880%, 05/01/2000**         $2,000,000   $ 2,000,000
                                       Chase Euro Time Deposit, 5.750%, 05/01/2000**           360,000       360,000
                                       ---------------------------------------------------------------------------------
                                       TOTAL SHORT-TERM NOTES
                                       (Cost $2,360,000)                                                   2,360,000
                                       ---------------------------------------------------------------------------------
    COMMON STOCKS--95.0%                                                                      SHARES

    BRAZIL--1.0%
                                       Embratel Participacoes S.A. (ADR)
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)             21,300       479,250
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FINLAND--7.1%
                                       Nokia Oyj
                                           (INTERNATIONAL TELECOMMUNICATIONS COMPANY)           30,500     1,749,993
                                       Sonera Oyj
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)             19,200     1,056,243
                                       Tietoenator Oyj
                                           (INFORMATION TECHNOLOGY SERVICE COMPANY)             11,100       534,941
                                       ---------------------------------------------------------------------------------
                                                                                                           3,341,177
------------------------------------------------------------------------------------------------------------------------

    FRANCE--11.4%
                                       AXA S.A.
                                           (INSURANCE GROUP PROVIDING INSURANCE, FINANCE
                                           AND REAL ESTATE SERVICES)                             4,900       726,704
                                       Aventis S.A.
                                           (MANUFACTURES LIFE SCIENCE PRODUCTS)                 13,000       715,164
                                       Compagnie Generale des Etablissements Michelin "B"
                                           (LEADING TIRE MANUFACTURER)                           4,500       149,353
                                       France Telecom S.A.
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)              7,800     1,207,150
                                       Renault S.A.
                                           (MANUFACTURER OF AUTOMOBILES, BUSES, INDUSTRIAL
                                           AND AGRICULTURAL VEHICLES)                            6,300       286,430
                                       Societe Television Francaise 1
                                           (TELEVISION BROADCASTING)                               980       671,009
                                       Suez Lyonnaise des Eaux S.A.
                                           (WATER AND ELECTRIC UTILITY)                          2,100       329,394
                                       Total Fina ELF S.A. "B"
                                           (EXPLORER, DEVELOPER, PRODUCER, TRANSPORTER AND
                                           TRANSPORTER AND MARKETER OF OIL AND NATURAL
                                           GAS)                                                  5,500       834,692
                                       Usinor S.A.
                                           (PRODUCER OF FLAT STEEL AND STAINLESS STEEL
                                           SHEETS)                                              21,700       285,125
                                       Vivendi
                                           (PROVIDER OF INDUSTRIAL SERVICES)                     2,200       217,650
                                       ---------------------------------------------------------------------------------
                                                                                                           5,422,671
------------------------------------------------------------------------------------------------------------------------

    GERMANY--2.5%
                                       Deutsche Bank AG (Registered)
                                           (PROVIDER OF FINANCIAL SERVICES)                      7,300       490,540
                                       Deutsche Lufthansa AG
                                           (PROVIDER OF AIRLINE SERVICES)                        6,500       135,645
                                       SAP AG
                                           (COMPUTER SOFTWARE MANUFACTURER)                      1,140       534,887
                                       ---------------------------------------------------------------------------------
                                                                                                           1,161,072

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                              SHARES        VALUE

    HONG KONG--1.8%
                                       China Telecom Ltd. (ADR)*
                                           (PROVIDER OF CELLULAR TELECOMMUNICATIONS
                                           SERVICES)                                             3,200   $   469,400
                                       Legend Holdings Ltd.
                                           (MANUFACTURER OF COMPUTERS AND RELATED
                                           PRODUCTS)                                           350,000       406,658
                                       ---------------------------------------------------------------------------------
                                                                                                             876,058
------------------------------------------------------------------------------------------------------------------------

    HUNGARY--1.3%
                                       Magyar Tavkozlesi Rt (ADR)
                                           (TELECOMMUNICATIONS COMPANY)                         17,500       609,219
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ISRAEL--0.7%
                                       Check Point Software Technologies, Ltd.*
                                           (DEVELOPER, MARKETER AND SUPPORTER OF
                                           MANAGEMENT SOLUTIONS FOR ACTIVE NETWORKS)             2,000       346,000
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ITALY--3.3%
                                       Assicurazioni Generali
                                           (MULTI-LINE INSURANCE AND FINANCIAL SERVICES
                                           COMPANY)                                             15,200       432,609
                                       Mediaset SpA
                                           (BROADCASTING AND TELEVISION NETWORKS)               18,500       300,274
                                       San Paolo - IMI S.p.A.
                                           (PERSONAL, INVESTMENT AND COMMERCIAL BANKING)         8,100       113,426
                                       Seat Pagine Gialle SpA
                                           (PUBLISHER OF TELECOMMUNICATION DIRECTORIES AND
                                           PROVIDER OF ADVERTISING SERVICES)                   235,100       703,324
                                       ---------------------------------------------------------------------------------
                                                                                                           1,549,633
------------------------------------------------------------------------------------------------------------------------

    JAPAN--22.8%
                                       Asahi Chemical Industry Co., Ltd.
                                           (PRODUCER OF SYNTHETIC FIBERS, INDUSTRIAL
                                           CHEMICALS PETROCHEMICALS, PLASTICS, RUBBER AND
                                           FOOD PRODUCTS)                                       66,000       379,268
                                       Asahi Glass Co., Ltd.
                                           (DIVERSIFIED CHEMICAL COMPANY)                       50,000       437,916
                                       Bank of Yokohama, Ltd.
                                           (FINANCIAL SERVICES)                                125,000       478,104
                                       Benesse Corp.
                                           (PROVIDER OF EDUCATIONAL SERVICES)                    5,500       479,167
                                       Canon, Inc.
                                           (PRODUCER OF VISUAL IMAGE AND INFORMATION
                                           EQUIPMENT)                                           11,000       502,033
                                       Chugai Pharmaceutical Co., Ltd.
                                           (PHARMACEUTICAL COMPANY)                             17,000       326,681
                                       Daikin Industries, Ltd.
                                           (MANUFACTURER OF AIR CONDITIONING EQUIPMENT)         31,000       588,553
                                       Daiwa Securities Group, Inc.
                                           (PROVIDER OF BROKERAGE AND OTHER FINANCIAL
                                           SERVICES)                                            59,000       899,390
                                       Fujitsu, Ltd.
                                           (MANUFACTURER OF COMPUTERS)                          16,000       452,328
                                       Matsushita Electric Works, Ltd.
                                           (MANUFACTURER OF BUILDING MATERIALS AND
                                           LIGHTING EQUIPMENT)                                  40,000       443,089
                                       Murata Manufacturing Co., Ltd.
                                           (MANUFACTURER OF CERAMIC APPLIED ELECTRONIC
                                           COMPUTERS)                                            2,000       388,027
                                       NEC Corp.
                                           (MANUFACTURER OF TELECOMMUNICATION AND COMPUTER
                                           EQUIPMENT)                                           23,000       624,723
                                       NTT Mobile Communications Network, Inc.
                                           (PROVIDER OF VARIOUS TELECOMMUNICATION SERVICES
                                           AND EQUIPMENT)                                           18       600,333
                                       Nippon Telegraph & Telephone Corp.
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)                 39       482,816

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                              SHARES        VALUE
                                       Sakura Bank, Ltd.
                                           (PROVIDER OF BANKING SERVICES)                      107,000   $   749,316
                                       Sankyo Co., Ltd.
                                           (LEADING ETHICAL DRUG PRODUCER)                      14,000       307,834
                                       Shin-Etsu Chemical Co., Ltd.
                                           (PRODUCER AND DISTRIBUTOR OF SYNTHETIC REINS
                                           AND CHEMICALS)                                       10,000       527,531
                                       Sony Corp.
                                           (MANUFACTURER OF CONSUMER AND INDUSTRIAL
                                           ELECTRONIC EQUIPMENT)                                 6,300       722,312
                                       Toyota Motor Corp.
                                           (LEADING MANUFACTURER AND MARKETER OF
                                           DIVERSIFIED AUTOMOTIVE PRODUCTS)                     14,000       694,568
                                       Yamada Denki Co., Ltd.
                                           (SELLS AND REPAIRS CONSUMER ELECTRONIC
                                           EQUIPMENT)                                            5,000       415,743
                                       Yamanouchi Pharmaceutical Co., Ltd.
                                           (MANUFACTURES AND MARKETS A WIDE VARIETY OF
                                           PHARMACEUTICALS)                                      6,000       316,519
                                       ---------------------------------------------------------------------------------
                                                                                                          10,816,251
------------------------------------------------------------------------------------------------------------------------

    KOREA--5.2%
                                       Korea Telecom Corp. (ADR)*
                                           (PROVIDER OF TELECOMMUNICATIONS SERVICES)             6,500       224,250
                                       SK Telecom Co., Ltd.
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)             22,000       705,375
                                       Samsung Electronics (GDR)
                                           (DIVERSIFIED ELECTRONICS MANUFACTURER)                9,500     1,531,875
                                       ---------------------------------------------------------------------------------
                                                                                                           2,461,500
------------------------------------------------------------------------------------------------------------------------

    MEXICO--1.8%
                                       Corporacion GEO, S.A. de C.V.*
                                         (DESIGNER AND DEVELOPER OF HOUSING DEVELOPMENTS)       89,000       204,619
                                       Fomento Economico Mexicano, S.A. de C.V. (ADR)
                                         (PRODUCER OF BEER, SOFT DRINKS AND MINERAL WATER)       5,500       226,875
                                       Grupo Televisa S.A. de C.V. (GDR)*
                                         (MEDIA COMPANY)                                         6,600       418,688
                                       ---------------------------------------------------------------------------------
                                                                                                             850,182
------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--5.4%
                                       ABN AMRO Holding N.V.
                                           (DIVERSIFIED FINANCIAL SERVICES)                     21,100       434,568
                                       Akzo Nobel N.V.
                                           (PRODUCER AND MARKETER OF HEALTHCARE PRODUCTS,
                                           COATINGS, CHEMICALS AND FIBERS)                       5,100       208,823
                                       Equant N.V.*
                                           (PROVIDER OF INTERNATIONAL DATA NETWORK
                                           SERVICES)                                             2,800       216,795
                                       Heineken Holding N.V. "A"
                                           (PRODUCER AND DISTRIBUTOR OF BEERS, SPIRITS,
                                           WINES AND SOFT DRINKS)                               16,700       562,616
                                       Royal Dutch Petroleum Co.
                                           (PETROLEUM COMPANY)                                  19,700     1,135,698
                                       ---------------------------------------------------------------------------------
                                                                                                           2,558,500
------------------------------------------------------------------------------------------------------------------------

    SPAIN--2.8%
                                       Banco Bilbao Vizcaya, S.A.
                                           (COMMERCIAL BANK)                                    15,900       216,868
                                       Telefonica S.A.*
                                           (PROVIDER OF TELECOMMUNICATION SERVICES)             35,700       794,670
                                       Union Electrica Fenosa S.A.
                                           (PRODUCER AND DISTRIBUTOR OF ELECTRICAL ENERGY)      17,200       329,534
                                       ---------------------------------------------------------------------------------
                                                                                                           1,341,072

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                              SHARES        VALUE

    SWEDEN--2.4%
                                       Telefonektiebolaget LM Ericson AB "B"
                                           (MANUFACTURER OF TELECOMMUNICATIONS EQUIPMENT)       12,600   $ 1,124,219
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--4.2%
                                       Credit Suisse Group (Registered)
                                           (PROVIDER OF UNIVERSAL BANKING AND FINANCIAL
                                           SERVICES)                                             1,493       269,856
                                       Nestle SA (Registered)
                                           (FOOD MANUFACTURER)                                     388       684,415
                                       Roche Holding AG*
                                           (DEVELOPS AND MANUFACTURES PHARMACEUTICAL AND
                                           CHEMICAL PRODUCTS)                                       56       585,215
                                       UBS AG (Registered)
                                           (PROVIDER OF GLOBAL BANKING AND FINANCIAL
                                           SERVICES)                                             1,840       451,085
                                       ---------------------------------------------------------------------------------
                                                                                                           1,990,571
------------------------------------------------------------------------------------------------------------------------

    TAIWAN--2.4%
                                       Asustek Computer, Inc.
                                           (MANUFACTURER OF MAINBOARDS)                         22,200       291,375
                                       GigaMedia Ltd.*
                                           (PROVIDER OF BROADBAND INTERNET ACCESS SERVICES
                                           AND CONTENT)                                          8,000       192,000
                                       Hon Hai Precision Industry Co., Ltd (GDR)*
                                           (MANUFACTURES AND MARKETS ELECTRONIC CONNECTORS
                                           AND CABLE ASSEMBLIES)                                 9,700       271,600
                                       Taiwan Semiconductor Manufacturing Co.
                                           (MANUFACTURER OF INTEGRATED CIRCUITS)                 7,200       376,650
                                       ---------------------------------------------------------------------------------
                                                                                                           1,131,625
------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--18.9%
                                       BOC Group plc
                                           (DIVERSIFIED CHEMICAL COMPANY)                       13,600       223,161
                                       Barclays PLC
                                           (COMMERCIAL AND INVESTMENT BANKING, INSURANCE
                                           AND OTHER FINANCIAL SERVICES)                         8,000       204,047
                                       British Aerospace PLC
                                           (PRODUCER OF MILITARY AIRCRAFT)                     101,100       619,943
                                       Compass Group PLC
                                           (INTERNATIONAL CATERING GROUP)                       43,900       630,391
                                       Glaxo Wellcome PLC
                                           (PHARMACEUTICAL COMPANY)                             23,200       714,911
                                       HSBC Holdings plc
                                           (DIVERSIFIED INTERNATIONAL BANKING AND
                                           FINANCIAL SERVICES COMPANY)                          58,100       640,380
                                       Halifax Group plc
                                           (PROVIDER OF PERSONAL FINANCIAL SERVICES)            12,900       120,556
                                       J Sainsbury plc
                                           (RETAIL DISTRIBUTOR OF FOOD THROUGH
                                           SUPERMARKETS)                                        49,500       257,427
                                       Lloyds TSB Group plc
                                           (BANKING AND FINANCIAL SERVICES)                     35,500       345,541
                                       Prudential Corp. PLC
                                           (PROVIDER OF A BROAD RANGE OF FINANCIAL
                                           SERVICES)                                            43,200       660,577
                                       RMC Group plc
                                           (PRODUCES AND SUPPLIES BUILDING AND
                                           CONSTRUCTION MATERIALS)                              34,400       405,859

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                              SHARES        VALUE
                                       Railtrack Group PLC
                                           (OPERATOR OF RAILWAY INFRASTRUCTURE)                  8,900   $   113,985
                                       Royal & Sun Alliance Insurance Group plc
                                           (INSURANCE COMPANY)                                 146,100       816,500
                                       SmithKline Beecham PLC
                                           (MANUFACTURER OF ETHICAL DRUGS AND HEALTHCARE
                                           PRODUCTS)                                            50,300       687,154
                                       Tesco, plc
                                           (FOOD RETAILER)                                     200,000       678,399
                                       Vodafone AirTouch PLC
                                           (PROVIDER OF MOBILE TELECOMMUNICATION SERVICES)     403,500     1,841,596
                                       ---------------------------------------------------------------------------------
                                                                                                           8,960,427
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCK
                                       (Cost $43,860,593)                                                 45,019,427
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT
                                       (Cost $46,220,593)(a)                                             $47,379,427
                                       ---------------------------------------------------------------------------------

At April 30, 2000, the Fund's portfolio of investments had the following industry diversification:

                                                               VALUE($)             %
--------------------------------------------------------------------------------------------
Communications                                                 11,344,514          23.9
--------------------------------------------------------------------------------------------
Financial                                                       8,050,067          17.0
--------------------------------------------------------------------------------------------
Technology                                                      4,866,417          10.3
--------------------------------------------------------------------------------------------
Health                                                          3,862,301           8.2
--------------------------------------------------------------------------------------------
Durable                                                         3,553,769           7.5
--------------------------------------------------------------------------------------------
Services Industry                                               2,581,920           5.4
--------------------------------------------------------------------------------------------
Consumer Staples                                                2,409,732           5.1
--------------------------------------------------------------------------------------------
Energy                                                          1,970,390           4.2
--------------------------------------------------------------------------------------------
Chemicals, Metal & Minerals                                     1,567,876           3.3
--------------------------------------------------------------------------------------------
Media                                                           1,389,971           2.9
--------------------------------------------------------------------------------------------
Manufacturing                                                   1,316,767           2.8
--------------------------------------------------------------------------------------------
Consumer Discretionary                                            722,312           1.5
--------------------------------------------------------------------------------------------
Utilities                                                         658,928           1.4
--------------------------------------------------------------------------------------------
Construction                                                      610,478           1.3
--------------------------------------------------------------------------------------------
Transportation                                                    113,985           0.2
--------------------------------------------------------------------------------------------
TOTAL COMMON STOCK                                             45,019,427          95.0
--------------------------------------------------------------------------------------------
SHORT-TERM NOTES                                                2,360,000           5.0
--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                              47,379,427         100.0
--------------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $46,220,593. At April 30, 2000, net unrealized appreciation for all securities based on tax cost was $1,158,834. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $2,099,219 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $940,385.

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of April 30, 2000
(UNAUDITED)

ASSETS
Investments in securities, at value, (cost $46,220,593)         $47,379,427
---------------------------------------------------------------------------
Cash                                                                 49,461
---------------------------------------------------------------------------
Foreign currency, at value, (cost: $42,370)                          42,275
---------------------------------------------------------------------------
Dividend receivable                                                  21,088
---------------------------------------------------------------------------
Interest receivable                                                     172
---------------------------------------------------------------------------
Foreign taxes recoverable                                            88,861
---------------------------------------------------------------------------
Due from Adviser                                                     44,127
---------------------------------------------------------------------------
Other assets                                                          2,000
---------------------------------------------------------------------------
TOTAL ASSETS                                                     47,627,411
---------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                    22,971
---------------------------------------------------------------------------
Payable for Fund shares redeemed                                     88,903
---------------------------------------------------------------------------
Accrued management fee                                               39,997
---------------------------------------------------------------------------
Other accrued expenses                                              473,216
---------------------------------------------------------------------------
Total liabilities                                                   625,087
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $47,002,324
---------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $   191,062
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment securities                                             1,158,834
---------------------------------------------------------------------------
Foreign currency related transactions                               (11,189)
---------------------------------------------------------------------------
Accumulated net realized gain (loss)                             18,647,478
---------------------------------------------------------------------------
Paid-in capital                                                  27,016,139
---------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $47,002,324
---------------------------------------------------------------------------
 NET ASSETS VALUE
CLASS A SHARES
  Net asset value and redemption price per share
  ($46,532,327 / 3,003,532 shares of capital stock
  outstanding $.01 par value, 33,333,333 number of shares
  authorized)                                                        $15.49
---------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $15.49)             $16.44
---------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($312,425 /
  20,578 shares of capital stock outstanding $.01 par value,
  33,333,333 number of shares authorized)                            $15.18
---------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($157,572 /
  10,367 shares of capital stock outstanding $.01 par value,
  33,333,334 number of shares authorized)                            $15.20
---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended April 30, 2000
(UNAUDITED)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $64,199)            $    317,790
----------------------------------------------------------------------------
Interest                                                             306,568
----------------------------------------------------------------------------
Total income                                                         624,358
----------------------------------------------------------------------------
Expenses:
Management fee                                                       196,348
----------------------------------------------------------------------------
Services to shareholders                                              44,782
----------------------------------------------------------------------------
Custodian and accounting fees                                         77,032
----------------------------------------------------------------------------
Distribution services fees                                             1,562
----------------------------------------------------------------------------
Administrative service fees                                           65,449
----------------------------------------------------------------------------
Auditing                                                              47,000
----------------------------------------------------------------------------
Legal                                                                 43,500
----------------------------------------------------------------------------
Directors fees and expenses                                           12,000
----------------------------------------------------------------------------
Reports to shareholders                                               37,000
----------------------------------------------------------------------------
Registration fees                                                      3,660
----------------------------------------------------------------------------
Other                                                                    493
----------------------------------------------------------------------------
Total expenses before expense reductions                             528,826
----------------------------------------------------------------------------
Expense reductions                                                   (46,141)
----------------------------------------------------------------------------
Total expenses, after expense reductions                             482,685
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         141,673
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       19,040,569
----------------------------------------------------------------------------
Foreign currency related transactions                               (136,457)
----------------------------------------------------------------------------
                                                                  18,904,112
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (11,383,003)
----------------------------------------------------------------------------
Futures                                                                5,889
----------------------------------------------------------------------------
                                                                 (11,377,114)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                         7,526,998
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  7,668,671
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED                    YEAR
                                                                 APRIL 30,                 ENDED
                                                                    2000                OCTOBER 31,
                                                                (UNAUDITED)                 1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $    141,673                 360,978
----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                          18,904,112             187,809,690
----------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (11,377,114)           (161,013,241)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         7,668,671              27,157,427
----------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
Class A                                                                   --              (2,231,590)
----------------------------------------------------------------------------------------------------
Class B                                                                   --                      --
----------------------------------------------------------------------------------------------------
Class C                                                                   --                      --
----------------------------------------------------------------------------------------------------
From net realized gains
Class A                                                          (23,864,396)            (28,432,104)
----------------------------------------------------------------------------------------------------
Class B                                                              (56,041)                     --
----------------------------------------------------------------------------------------------------
Class C                                                              (41,783)                     --
----------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          2,190,046             117,717,382
----------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      6,080,578                      --
----------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (11,242,850)           (435,069,016)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (2,972,226)           (317,351,634)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (19,265,775)           (320,857,901)
----------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 66,268,099             387,126,000
----------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $191,062 and $49,389, respectively)        $ 47,002,324              66,268,099
----------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                               CLASS A
                                             SIX
                                            MONTHS                      ELEVEN
                                            ENDED          YEAR         MONTHS
                                           APRIL 30,      ENDED          ENDED              YEAR ENDED NOVEMBER 30,
                                           2000(F)       OCTOBER 31,   OCTOBER 31,   -------------------------------------
                                           (UNAUDITED)     1999          1998         1997      1996      1995      1994
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $20.86         23.42          19.06      15.67     13.33     12.40      10.67
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                   0.04(e)       0.05(e)        0.11       0.24      0.36      0.37       0.32
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                     2.24         (0.75)          5.72       4.15      2.69      1.01       1.41
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations               2.28         (0.70)          5.83       4.39      3.05      1.38       1.73
--------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            --         (0.14)         (0.11)     (0.17)    (0.42)    (0.45)        --
--------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                  (7.65)        (1.72)         (1.36)     (0.83)    (0.29)       --         --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                           (7.65)        (1.86)         (1.47)     (1.00)    (0.71)    (0.45)        --
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $15.49         20.86          23.42      19.06     15.67     13.33      12.40
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)(B)                          14.52**       (3.38)         32.90(C)**  29.86(C)  24.12(C)  11.62(C)   16.21(C)
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in
thousands)                                   46,532        66,005        387,126     315,059   263,935   227,997   213,972
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                 2.01*         1.97           1.43*      1.22      1.25      1.22       1.23
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                 1.84*         1.96           1.43*      1.22      1.25      1.22       1.23
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)      0.55*         0.29           0.58*      1.29      2.46      2.89       2.57
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                     198*           76             10*        29        45        69         85
--------------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B
                                                                       SIX
                                                                      MONTHS
                                                                      ENDED               PERIOD
                                                                     APRIL 30,            ENDED
                                                                     2000(F)             OCTOBER 31,
                                                                     (UNAUDITED)         1999 (D)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                                   $20.67               22.98
----------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(e)                                         (0.04)              (0.16)
----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                             2.20               (2.15)
----------------------------------------------------------------------------------------------------
Total from investment operations                                         2.16               (2.31)
----------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                           (7.65)                 --
----------------------------------------------------------------------------------------------------
Total distributions                                                     (7.65)                 --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $15.18               20.67
----------------------------------------------------------------------------------------------------
TOTAL RETURN %(A)(B)                                                    13.89**            (10.05)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                             $  312                 151
----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          2.87*               2.86*
----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           2.85*               2.84*
----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (0.46)*             (0.84)*
----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               198*                 76*
----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       CLASS C
                                             SIX MONTHS
                                              ENDED        PERIOD
                                             APRIL 30,     ENDED
                                             2000(F)      OCTOBER 31,
                                             (UNAUDITED)  1999(D)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period           $20.67        22.98
-------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(e)                 (0.03)       (0.14)
-------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                          2.21        (2.17)
-------------------------------------------------------------------------
Total from investment operations                 2.18        (2.31)
-------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment
transactions                                    (7.65)          --
-------------------------------------------------------------------------
Total distributions                             (7.65)          --
-------------------------------------------------------------------------
Net asset value, end of period                 $15.20        20.67
-------------------------------------------------------------------------
TOTAL RETURN %(A)(B)                            14.01%**    (10.05)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)     $  158          112
-------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                              2.82*        2.81*
-------------------------------------------------------------------------
Ratio of expenses after expense reductions
(%)                                              2.80*        2.79*
-------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       (0.41)*      (0.79)*
-------------------------------------------------------------------------
Portfolio turnover rate (%)                       198*          76*
-------------------------------------------------------------------------

*    Annualized
**   Not annualized
(a)  Total return does not reflect the effect of sales charges.
(b)  The Fund's total return would have been lower had certain expenses not been reduced.
(c)  The performance of Class A reflects performance of the Fund in closed-end form. The Fund's performance may have been
     lower if it had operated as an open-end fund during these
     periods.
(d)  For the period December 14, 1998 (commencement of Class) to
     October 31, 1999
(e)  Based on monthly average shares outstanding during the
     period.
(f)  On April 6, 2000, the Fund adopted its current name and objectives. Prior to that date, the Fund was known as Growth
     Fund of Spain and its investment objective was to seek
     long-term capital appreciation by investing primarily in
     equity securities of Spanish companies. Financial
     information prior to April 6, 2000 should not be considered representative of the present Fund.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper International Research Fund (the "Fund") is
                             a diversified series of Kemper Global/International
                             Series, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation. Until December 11, 1998, the fund was organized as a single series of The Growth
                             Fund of Spain, Inc. ("GSP"), a Maryland Corporation and was registered under the 1940 Act as a diversified, closed-end management investment company. Effective December 14, 1998, all of the common stock of GSP was exchanged for Class A shares of the fund and, on December 14, 1998, the fund commenced a public offering of its Class A, Class B and Class C shares. Prior to April 6, 2000, the Fund was known as Growth Fund of Spain, an open-end non-diversified Series of the corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through April 30, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid

NOTES TO FINANCIAL STATEMENTS

                             and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed but is included with the net realized and unrealized gains and losses on investment securities.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASE & SALES
     OF SECURITIES           For the six months ended April 30, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $43,341,643

                             Proceeds from sales                      48,279,439

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $196,348 for the six months ended April 30, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended April 30, 2000 are $245.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended April 30, 2000 are $1,578, of which $100 was unpaid at April 30, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by KDI for the six months ended April 30, 2000 were $21,323 after an expense waiver of $44,127, of which $21,323 was unpaid at April 30, 2000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $35,407 for the six months ended April 30, 2000, of which $5,901 was unpaid at April 30, 2000.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred accounting fees of $42,000 for the six months ended April 30, 2000, of which $22,000 was unpaid at April 30, 2000.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of Scudder Kemper. During the six months ended April 30, 2000, the Fund made no payments to is officers and incurred directors' fees of $12,000 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                  SIX MONTHS ENDED
                                                                   APRIL 30, 2000                  YEAR ENDED
                                                                    (UNAUDITED)                 OCTOBER 31, 1999
                                                              ------------------------    ----------------------------
                                                               SHARES        AMOUNT         SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                139,740    $  1,988,104         33,243    $ 117,006,901
                                       -------------------------------------------------------------------------------
                                        Class B                 11,682         168,079          7,678          410,654
                                       -------------------------------------------------------------------------------
                                        Class C                  2,289          33,863          5,551          299,827
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                469,353       5,982,771             --               --
                                       -------------------------------------------------------------------------------
                                        Class B                  4,034          56,033             --               --
                                       -------------------------------------------------------------------------------
                                        Class C                  3,005          41,774             --               --
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (770,453)    (11,204,217)   (13,399,091)    (435,057,994)
                                       -------------------------------------------------------------------------------
                                        Class B                 (2,232)        (33,526)          (500)          (8,084)
                                       -------------------------------------------------------------------------------
                                        Class C                   (340)         (5,107)          (500)          (2,938)
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                    225    $      3,396             --               --
                                       -------------------------------------------------------------------------------
                                        Class B                   (229)         (3,396)            --               --
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS        $ (2,972,226)                  $(317,351,634)
                                       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $32 and $1,982, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper Funds (the "the
                             Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are changed an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    THOMAS W. LITTAUER
Director                          President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 ANN M. MCCREARY
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                WILLIAM F. TRUSCOTT
Director                          JOHN R. HEBBLE                    Vice President
                                  Treasurer
FREDERICK T. KELSEY                                                 LINDA J. WONDRACK
Director                          JOYCE E. CORNELL                  Vice President
                                  Vice President
KATHRYN L. QUIRK                                                    MAUREEN E. KANE
Director and Vice President       DIEGO ESPINOSA                    Assistant Secretary
                                  Vice President
FRED B. RENWICK                                                     CAROLINE PEARSON
Director                          JOAN R. GREGORY                   Assistant Secretary
                                  Vice President
JOHN G. WEITHERS                                                    BRENDA LYONS
Director                          TARA C. KENNEY                    Assistant Treasurer
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             THE CHASE MANHATTAN BANK
                                      Chase Metro Center
                                      Brooklyn, NY 11245
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KIRF-3 (6/25/00) 1114196
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)